UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-02151

              Bancroft Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center

                               Rye, New York  10580-1422

(Address of principal executive offices) (Zip code)

Jane D. O’Keeffe

Gabelli Funds, LLC

One Corporate Center

                               Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Bancroft Fund Ltd.

Semiannual Report — April 30, 2018

(Y)our Portfolio Management Team

To Our Shareholders,

For the six months ended April 30, 2018, the net asset value (“NAV”) total return of the Bancroft Fund was 3.5%, compared with total returns of 2.1% and 0.8% for the ICE Bank of America Merrill Lynch U.S. Convertibles Index and the Bloomberg Barclays Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was 0.2%. The Fund’s NAV per share was $24.44, while the price of the publicly traded shares closed at $21.29 on the NYSE American. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of April 30, 2018.

Comparative Results

Average Annual Returns through April 30, 2018 (a)(b) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception (04/20/71)
Bancroft Fund Ltd.
NAV Total Return (c)	3.54%	9.57%	6.62%	8.74%	6.47%	8.87%
Investment Total Return (d)	0.21	5.41	7.27	9.75	6.54	9.45
ICE Bank of America Merrill Lynch U.S. Convertibles Index	2.11	9.14	6.24	9.24	7.65	N/A(e)
Bloomberg Barclays Balanced U.S. Convertibles Index	0.81	2.25	1.86	4.95	5.14	N/A(f)
Standard & Poor’s (“S&P”) 500 Index	3.82	13.27	10.57	12.96	9.02	10.36(g)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. NAV returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The ICE Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Barclays Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. The S&P 500 Index is an unmanaged indicator of stock market performance, commonly used to represent the U.S. equity market. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends on October 31.
(c)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. For the period December 2008 through October 2015, distributions were reinvested on the payable date using market prices. For the period May 2006 through November 2008, distributions were reinvested on payable date using NAV. Total returns and average annual returns were adjusted for the 1987 tender offering (no adjustments were made for the 1982 and 2007 tender offers nor for the 1987 or 2003 rights offerings). Since inception return is based on an initial NAV of $22.92.

(d)

Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Total returns and average annual returns were adjusted for the 1987 tender offering (no adjustments were made for the 1982 and 2007 tender offers nor for the 1987 or 2003 rights offerings). Since inception return is based on an initial offering price of $25.00.

(e)	The ICE Bank of America Merrill Lynch U.S. Convertibles Index inception date is December 31, 1994.
(f)	The Bloomberg Barclays Balanced U.S. Convertibles Index inception date is January 1, 2003.
(g)	From April 30, 1971, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of April 30, 2018:

Bancroft Fund Ltd.

Computer Software and Services	19.5%
Financial Services	13.1%
Health Care	13.1%
Semiconductors	10.7%
Energy and Utilities	8.8%
Business Services	5.2%
Diversified Industrial	4.6%
Communications Equipment	4.1%
Consumer Services	3.4%
Entertainment	3.4%
Real Estate Investment Trusts	2.1%
Transportation	2.1%

Cable and Satellite	1.7%
Aerospace	1.6%
U.S. Government Obligations	1.2%
Consumer Products	0.9%
Agriculture	0.9%
Food and Beverage	0.8%
Telecommunications	0.8%
Building and Construction	0.7%
Metals and Mining	0.7%
Automotive	0.6%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800- 422- 3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the NYSE MKT that, as of June 13, 2018, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Bancroft Fund Ltd.

Schedule of Investments — April 30, 2018 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 77.9%
	Aerospace — 1.6%
$ 2,000,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23	$2,048,265	$2,539,600

	Automotive — 0.6%
1,000,000	Tesla Inc., 1.250%, 03/01/21	919,616	1,030,518

	Business Services — 4.4%
1,527,000	Bristow Group Inc., 4.500%, 06/01/23	1,678,037	1,928,364
2,084,000	Macquarie Infrastructure Corp., 2.000%, 10/01/23	2,098,832	1,878,503
392,000	Q2 Holdings Inc., 0.750%, 02/15/23(a)	399,572	418,264
1,040,000	RingCentral Inc., Zero Coupon, 03/15/23(a)	1,039,913	1,087,840
800,000	Square Inc., 0.375%, 03/01/22	848,951	1,696,880

		6,065,305	7,009,851

	Cable and Satellite — 1.7%
2,975,000	DISH Network Corp., 3.375%, 08/15/26	3,084,130	2,707,312

	Communications Equipment — 4.1%
1,500,000	Harmonic Inc., 4.000%, 12/01/20	1,547,919	1,465,122
2,000,000	InterDigital, Inc., 1.500%, 03/01/20	2,039,759	2,339,000
2,459,000	Lumentum Holdings Inc., 0.250%, 03/15/24	2,491,620	2,745,473

		6,079,298	6,549,595

	Computer Software and Services — 18.8%
1,972,000	Apptio Inc., 0.875%, 04/01/23(a)	1,967,904	2,011,440
662,000	Coupa Software Inc., 0.375%, 01/15/23(a)	669,332	807,529
2,500,000	CSG Systems International Inc., 4.250%, 03/15/36	2,586,202	2,695,010
195,000	Guidewire Software Inc., 1.250%, 03/15/25	195,000	198,272
1,487,000	IAC FinanceCo. Inc., 0.875%, 10/01/22(a)	1,673,845	1,824,574
450,000	Maxwell Technologies Inc., 5.500%, 09/15/22(a)(b)	450,000	471,967
1,250,000	MercadoLibre Inc., 2.250%, 07/01/19	1,410,498	3,367,625
1,548,000	Nice Systems Inc., 1.250%, 01/15/24	1,616,198	1,944,745
1,728,000	Nutanix Inc., Zero Coupon, 01/15/23(a)	1,748,065	2,143,411

Principal Amount		Cost	Market Value
$ 800,000	Okta Inc., 0.250%, 02/15/23(a)	$825,606	$919,221
1,600,000	Proofpoint Inc., 0.750%, 06/15/20	1,699,537	2,422,058
1,000,000	PROS Holdings Inc., 2.000%, 12/01/19	1,012,268	1,074,872
1,500,000	2.000%, 06/01/47(a)	1,327,224	1,397,622
973,000	Pure Storage Inc., 0.125%, 04/15/23(a)	973,000	1,010,691
1,026,000	RealPage Inc., 1.500%, 11/15/22(a)	1,049,262	1,437,683
725,000	Red Hat Inc., 0.250%, 10/01/19	725,000	1,609,051
2,000,000	Synchronoss Technologies Inc., 0.750%, 08/15/19	2,020,295	1,900,398
1,500,000	The Priceline Group Inc., 0.350%, 06/15/20	1,970,871	2,511,660

		23,920,107	29,747,829

	Consumer Products — 0.9%
1,313,000	GoPro Inc., 3.500%, 04/15/22	1,313,000	1,117,577
366,000	JAKKS Pacific Inc., 4.875%, 06/01/20(a)	382,619	310,766

		1,695,619	1,428,343

	Consumer Services — 3.4%
1,250,000	Carriage Services Inc., 2.750%, 03/15/21	1,291,250	1,569,256
2,000,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	2,044,373	2,233,000
1,440,000	Quotient Technology Inc., 1.750%, 12/01/22(a)	1,414,800	1,519,442

		4,750,423	5,321,698

	Diversified Industrial — 3.5%
750,000	Chart Industries Inc., 1.000%, 11/15/24(a)	752,915	866,989
1,349,000	Kaman Corp., 3.250%, 05/01/24(a)	1,346,338	1,519,464
1,457,000	Team Inc., 5.000%, 08/01/23(a)	1,428,735	1,577,640
1,000,000	TimkenSteel Corp., 6.000%, 06/01/21	1,030,779	1,578,031

		4,558,767	5,542,124

	Energy and Utilities — 4.7%
2,000,000	Cheniere Energy Inc., 4.250%, 03/15/45	1,290,950	1,569,678
1,500,000	Chesapeake Energy Corp., 5.500%, 09/15/26	1,508,690	1,317,900
750,000	Clean Energy Fuels Corp., 5.250%, 10/01/18(a)	734,098	740,625

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — April 30, 2018 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Energy and Utilities (Continued)
$ 259,000	Goodrich Petroleum Escrow Bond, Zero Coupon, 12/31/21†(a)(b)(c)(d)	$0	$0
917,000	Newpark Resources Inc., 4.000%, 12/01/21(a)	996,225	1,255,422
3,000,000	SunPower Corp., 4.000%, 01/15/23	2,440,517	2,561,220

		6,970,480	7,444,845

	Entertainment — 3.4%
750,000	Gannett Co. Inc., 4.750%, 04/15/24(a)	750,000	780,600
1,625,000	Global Eagle Entertainment Inc., 2.750%, 02/15/35	1,362,693	1,048,117
1,568,000	Liberty Media Corp., 2.125%, 03/31/48(a)	1,568,000	1,553,300
1,150,000	World Wrestling Entertainment Inc., 3.375%, 12/15/23(a)	1,168,997	1,945,379

		4,849,690	5,327,396

	Financial Services — 4.1%
	Encore Capital Group Inc.,
1,250,000	3.000%, 07/01/20	1,102,432	1,416,875
431,000	3.250%, 03/15/22	431,000	496,943
2,000,000	GSV Capital Corp., 4.750%, 03/28/23	2,000,000	1,905,202
1,000,000	Heritage Insurance Holdings Inc., 5.875%, 08/01/37(a)	1,000,000	1,218,389
1,116,000	LendingTree Inc., 0.625%, 06/01/22(a)	1,170,198	1,466,224

		5,703,630	6,503,633

	Health Care — 12.4%
1,559,000	Accelerate Diagnostics Inc., 2.500%, 03/15/23(a)	1,559,000	1,453,912
1,000,000	ANI Pharmaceuticals Inc., 3.000%, 12/01/19	1,053,368	1,112,733
550,000	Array BioPharma Inc., 2.625%, 12/01/24(a)	641,613	652,838
1,550,000	BioMarin Pharmaceutical Inc., 0.599%, 08/01/24	1,522,108	1,494,710
500,000	Dermira Inc., 3.000%, 05/15/22(a)	551,115	404,625
750,000	Horizon Pharma Investment Ltd., 2.500%, 03/15/22	784,485	677,681
1,066,000	Insulet Corp., 1.375%, 11/15/24(a)	1,186,666	1,208,577
1,000,000	Intercept Pharmaceuticals Inc., 3.250%, 07/01/23	1,007,476	823,913

Principal Amount		Cost	Market Value
$ 500,000	Invacare Corp., 4.500%, 06/01/22(a)	$502,860	$662,752
1,250,000	Ironwood Pharmaceuticals Inc., 2.250%, 06/15/22	1,367,160	1,637,500
1,384,000	Neurocrine Biosciences Inc., 2.250%, 05/15/24(a)	1,435,577	1,792,964
1,000,000	NuVasive Inc., 2.250%, 03/15/21	1,049,367	1,105,625
1,500,000	Pacira Pharmaceuticals Inc., 2.375%, 04/01/22	1,549,306	1,416,545
388,000	Paratek Pharmaceuticals Inc., 4.750%, 05/01/24(a)	388,000	387,757
538,000	Supernus Pharmaceuticals Inc., 0.625%, 04/01/23(a)	560,591	586,283
1,200,000	Teladoc Inc., 3.000%, 12/15/22(a)	1,227,016	1,486,428
1,000,000	Teligent Inc., 3.750%, 12/15/19	1,001,448	949,998
1,000,000	Theravance Biopharma Inc., 3.250%, 11/01/23	1,000,000	1,026,930
1,000,000	Vitamin Shoppe Inc., 2.250%, 12/01/20	981,760	751,338

		19,368,916	19,633,109

	Metals and Mining — 0.7%
500,000	Arconic Inc., 1.625%, 10/15/19	501,453	500,152
600,000	Royal Gold Inc., 2.875%, 06/15/19	597,241	643,500

		1,098,694	1,143,652

	Semiconductors — 10.7%
750,000	Advanced Micro Devices Inc., 2.125%, 09/01/26	790,187	1,165,735
1,500,000	Cypress Semiconductor Corp., 4.500%, 01/15/22	1,607,857	1,931,484
2,500,000	Inphi Corp., 1.125%, 12/01/20	2,705,566	2,571,875
2,000,000	Knowles Corp., 3.250%, 11/01/21	2,055,021	2,107,000
1,000,000	Microchip Technology Inc., 1.625%, 02/15/27	998,042	1,130,300
500,000	Micron Technology Inc., 3.000%, 11/15/43	420,360	794,033
1,000,000	NXP Semiconductors NV, 1.000%, 12/01/19	1,167,610	1,186,375
2,386,000	Rambus Inc., 1.375%, 02/01/23(a)	2,389,971	2,378,246
1,309,000	Silicon Laboratories Inc., 1.375%, 03/01/22	1,368,692	1,554,438

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — April 30, 2018 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Semiconductors (Continued)
$ 1,750,000	Teradyne Inc., 1.250%, 12/15/23	$1,841,783	$2,139,314

		15,345,089	16,958,800

	Telecommunications — 0.8%
1,000,000	Dycom Industries Inc., 0.750%, 09/15/21	1,002,479	1,234,384

	Transportation — 2.1%
1,000,000	Air Transport Services Group Inc., 1.125%, 10/15/24(a)	1,049,535	949,852
2,000,000	Atlas Air Worldwide Holdings Inc., 2.250%, 06/01/22	1,956,144	2,349,932

		3,005,679	3,299,784

	TOTAL CONVERTIBLE CORPORATE BONDS	110,466,187	123,422,473

Shares
	CONVERTIBLE PREFERRED STOCKS — 7.2%
	Agriculture — 0.9%
12,500	Bunge Ltd., 4.875%	1,219,405	1,356,250

	Business Services — 0.8%
711,039	Amerivon Holdings LLC, 4.000% (c)	1,294,693	433,734
272,728	Amerivon Holdings LLC, common equity units (c)	0	16,364
15,530	South Jersey Industries Inc., 7.250%	795,291	807,560

		2,089,984	1,257,658

	Financial Services — 3.8%
2,000	Bank of America Corp., 7.250%	1,972,540	2,546,000
40,000	Landmark Infrastructure Partners LP, 7.000%	1,000,000	930,000
2,000	Wells Fargo & Co., 7.500%	1,679,238	2,561,220

		4,651,778	6,037,220

	Food and Beverage — 0.8%
8,000	Post Holdings Inc., 2.500%	1,192,236	1,201,944

	Real Estate Investment Trusts — 0.9%
26,500	Welltower Inc., 6.500%	1,483,460	1,483,470

	TOTAL CONVERTIBLE PREFERRED STOCKS	10,636,863	11,336,542

	MANDATORY CONVERTIBLE SECURITIES (e) — 13.7%
	Building and Construction — 0.7%
10,014	Stanley Black & Decker Inc., 5.375%, 05/15/20	1,018,556	1,076,505

Shares		Cost	Market Value
	Computer Software and Services — 0.7%
10,000	MTS Systems Corp., 8.750%, 07/01/19	$1,048,578	$1,160,436

	Diversified Industrial — 1.1%
30,100	Rexnord Corp., 5.750%, 11/15/19	1,549,480	1,803,141

	Energy and Utilities — 4.1%
20,000	Anadarko Petroleum Corp., 7.500%, 06/07/18	783,094	613,000
40,000	Dominion Energy, Inc., 6.750%, 08/15/19	1,984,893	1,837,600
18,600	DTE Energy Co., 6.500%, 10/01/19	960,300	976,314
29,666	Hess Corp., 8.000%, 02/01/19	1,779,424	1,928,883
10,000	NextEra Energy Inc., 6.123%, 09/01/19	571,990	578,000
5,369	Sempra Energy, 6.000%, 01/15/21	546,900	551,235

		6,626,601	6,485,032

	Financial Services — 5.2%
10,000	2017 Mandatory Exchangeable Trust, 5.188%, 12/01/20	1,000,000	1,163,750
20,000	Alibaba - Mandatory Exchange Trust, 5.750%, 06/03/19 (a)	2,225,000	4,036,006
9,800	Assurant Inc., 6.500%, 03/15/21	984,312	1,034,488
40,000	New York Community Capital Trust V, 6.000%, 11/01/51	1,798,573	1,950,000

		6,007,885	8,184,244

	Health Care — 0.7%
17,747	Becton Dickinson and Co., 6.125%, 05/01/20	915,562	1,071,031

	Real Estate Investment Trusts — 1.2%
1,960	Crown Castle International Corp., 6.875%, 08/01/20	2,079,309	1,970,927

	TOTAL MANDATORY CONVERTIBLE SECURITIES	19,245,971	21,751,316

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — April 30, 2018 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 0.0%
	Energy and Utilities — 0.0%
92	Goodrich Petroleum Corp.†	$925	$1,167

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
784	Goodrich Petroleum Corp., expire 10/12/26†(c)	0	0

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.2%
$1,923,000	U.S. Treasury Bills, 1.774% to 1.779%††, 07/19/18 to 07/26/18	1,915,344	1,915,396

TOTAL INVESTMENTS — 100.0%		$142,265,290	158,426,894

Other Assets and Liabilities (Net)			612,589

PREFERRED STOCK (1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON STOCK (5,279,307 common shares outstanding)			$129,039,483

NET ASSET VALUE PER COMMON SHARE ($129,039,483 ÷ 5,279,307 shares outstanding)			$24.44

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the market value of Rule 144A securities amounted to $46,517,722 or 29.36% of total investments.

(b)

At April 30, 2018, the Fund held investments in restricted and illiquid securities amounting to $471,967 or 0.30% of total investments which were valued under methods approved by the Board of Trustees as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	04/30/18 Carrying Value Per Bond

$259,000	Goodrich Petroleum Escrow Bond, Zero Coupon, 12/31/21	12/14/16	$0	$0.00
450,000	Maxwell Technologies Inc., 5.500%, 09/15/22	09/21/17	450,000	$104.88
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security in default.
(e)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Assets:
Investments, at value (cost $142,265,290)	$158,426,894
Receivable for investments sold	1,723,200
Dividends and interest receivable	854,437
Deferred offering expense	71,161
Prepaid expenses	1,893

Total Assets	161,077,585

Liabilities:
Payable to custodian	1,676,287
Distributions payable	156,771
Payable for investment advisory fees	92,900
Payable for payroll expenses	40,672
Payable for accounting fees	7,500
Other accrued expenses	63,972

Total Liabilities	2,038,102

Preferred Shares:
Series A Cumulative Preferred Shares (5.375%, $25 liquidation value, $0.01 par value, unlimited shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$129,039,483

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$108,136,726
Distributions in excess of net investment income	(5,732,111)
Accumulated net realized gain on investments	10,473,264
Net unrealized appreciation on investments	16,161,604

Net Assets	$129,039,483

Net Asset Value per Common Share:
($129,039,483 ÷ 5,279,307 shares outstanding at $0.01 par value; unlimited number of shares authorized)	$24.44

Statement of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

Investment Income:
Dividends	$922,459
Interest	892,665

Total Investment Income	1,815,124

Expenses:
Investment advisory fees	559,825
Trustees’ fees	60,957
Shareholder communications expenses	36,999
Payroll expenses	33,513
Accounting fees	22,500
Legal and audit fees	17,526
Shareholder services fees	12,871
Custodian fees.	5,491
Miscellaneous expenses	37,926

Total Expenses	787,608

Less:
Expenses paid indirectly by broker (See Note 3)	(701)

Net Expenses	786,907

Net Investment Income	1,028,217

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	9,918,310

Net change in unrealized appreciation on investments	(5,521,707)

Net Realized and Unrealized Gain/(Loss) on Investments	4,396,603

Net Increase in Net Assets Resulting from Operations	5,424,820

Total Distributions to Preferred Shareholders	(801,771)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,623,049

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017
Operations:
Net investment income	$1,028,217		$2,557,141
Net realized gain on investments	9,918,310		4,328,918
Net change in unrealized appreciation on investments	(5,521,707)		13,220,829

Net Increase in Net Assets Resulting from Operations	5,424,820		20,106,888

Distributions to Preferred Shareholders:
Net investment income	(96,213	)*	(362,097)
Net realized gain	(705,558	)*	(1,250,403)

Total Distributions to Preferred Shareholders.	(801,771)		(1,612,500)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	4,623,049		18,494,388

Distributions to Common Shareholders:
Net investment income	(1,181,453	)*	(1,488,992)
Net realized gain	(2,293,408	)*	(5,141,825)

Total Distributions to Common Shareholders	(3,474,861)		(6,630,817)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,080,809		1,425,677
Net decrease from repurchase of common shares (includes transaction costs)	(443,438)		—
Net decrease from costs charged for issuance of preferred shares	—		(75,574)

Net Increase in Net Assets from Fund Share Transactions	637,371		1,350,103

Net Increase in Net Assets Attributable to Common Shareholders	1,785,559		13,213,674

Net Assets Attributable to Common Shareholders:
Beginning of year	127,253,924		114,040,250

End of period (including undistributed net investment income of $0 and $0,respectively)	$129,039,483		$127,253,924

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	April 30, 2018	Year Ended October 31,
	(Unaudited)	2017	2016	2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$24.24	$22.02	$23.19	$23.59		$22.13	$19.15
Net investment income	0.20	0.51	0.44	0.17		0.19	0.25
Net realized and unrealized gain on investments	0.82	3.33	0.50	0.23		1.74	3.31
Total from investment operations	1.02	3.84	0.94	0.40		1.93	3.56
Distributions to Preferred Shareholders: (a)
Net investment income	(0.02)*	(0.07)	(0.03)	—		—	—
Net realized gain	(0.13)*	(0.24)	(0.04)	—		—	—
Total distributions to preferred shareholders	(0.15)	(0.31)	(0.07)	—		—	—
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	0.87	3.53	0.87	0.40		1.93	3.56
Distributions to Common Shareholders:
Net investment income	(0.22)*	(0.29)	(0.85)	(0.39)		(0.56)	(0.56)
Net realized gain	(0.44)*	(0.98)	(0.92)	(0.51)		—	—
Total distributions to common shareholders	(0.66)	(1.27)	(1.77)	(0.90)		(0.56)	(0.56)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01	—	0.04	0.10		0.11	0.00 (b)
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.02)	(0.03)	(0.10)	(0.00	)(b)	(0.02)	(0.02)
Offering costs for preferred shares charged to paid-in capital	—	(0.01)	(0.21)	—		—	—
Total Fund share transactions	(0.01)	(0.04)	(0.27)	0.10		0.09	(0.02)
Net Asset Value Attributable to Common Shareholders, End of Period	$24.44	$24.24	$22.02	$23.19		$23.59	$22.13
NAV total return†	3.54%	16.29%	2.85%	2.71%		9.71%	19.35%
Market value, end of period	$21.29	$21.90	$20.81	$19.50		$20.09	$18.42
Investment total return††	0.21%	11.75%	17.23%	1.42%		12.25%	15.64%

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	April 30, 2018		Year Ended October 31,
	(Unaudited)		2017		2016		2015	2014	2013
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$159,039		$157,254		$144,040		—	—	—
Net assets attributable to common shares, end of period (in 000’s)	$129,039		$127,254		$114,040		$118,435	$123,667	$118,821
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.60	%(c)	2.09%		1.98%		0.80%	1.00%	1.20%
Ratio of operating expenses to average net assets attributable to common shares	1.22	%(d)(e)	1.28	%(d)(e)	1.15	%(d)(e)	1.10%	1.10%	1.10%
Portfolio turnover rate	23.0%		33.0%		50.0%		48.0%	43.0%	51.0%
Cumulative Preferred Shares:
5.375% Series A Preferred
Liquidation value, end of period (in 000’s)	$30,000		$30,000		$30,000		—	—	—
Total shares outstanding (in 000’s)	1,200		1,200		1,200		—	—	—
Liquidation preference per share	$25.00		$25.00		$25.00		—	—	—
Average market value (f)	$25.42		$25.11		$25.49		—	—	—
Asset coverage per share	$132.53		$131.04		$120.03		—	—	—
Asset Coverage	530%		524%		480%		—	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized. Prior to November 1, 2015, reinvestments of distributions were at market prices on the payable date.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Ratios of operating expenses to average net assets including liquidation value of preferred shares for the six months ended April 30, 2018 and the years ended October 30, 2017 and 2016 were 0.99%, 1.03%, and 1.08%, respectively.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended April 30, 2018 and the years ended October 31, 2017 and 2016, there was no impact on the expense ratios.

(f)	Based on weekly prices.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited)

1. Organization. Bancroft Fund Ltd. currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced in April 1971.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 4/30/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds
Energy and Utilities	—	$ 7,444,845	$ 0	$ 7,444,845
Other Industries (a)	—	115,977,628	—	115,977,628
Total Convertible Corporate Bonds	—	123,422,473	0	123,422,473
Convertible Preferred Stocks:
Business Services	$ 807,560	—	450,098	1,257,658
Food and Beverage	—	1,201,944	—	1,201,944
Other Industries (a)	8,876,940	—	—	8,876,940
Total Convertible Preferred Stocks	9,684,500	1,201,944	450,098	11,336,542
Mandatory Convertible Securities:
Computer Software and Services	—	1,160,436	—	1,160,436
Diversified Industrial	—	1,803,141	—	1,803,141
Energy and Utilities	5,933,797	551,235	—	6,485,032
Financial Services	2,984,488	5,199,756	—	8,184,244
Real Estate Investment Trusts	—	1,970,927	—	1,970,927
Other Industries (a)	2,147,536	—	—	2,147,536
Total Mandatory Convertible Securities	11,065,821	10,685,495	—	21,751,316
Common Stocks (a)	1,167	—	—	1,167
Warrants (a)	—	—	0	0
U.S. Government Obligations	—	1,915,396	—	1,915,396
TOTAL INVESTMENTS IN SECURITIES	$20,751,488	$137,225,308	$450,098	$158,426,894

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

During the six months ended April 30, 2018, the Fund had transfers from Level 1 to Level 2 of $1,731,954 or 1.36% of net assets as of October 31, 2017. Transfers from Level 1 to Level 2 are due to a decrease in market activity, e.g., frequency of trades, which resulted in a decrease in available market inputs to determine the price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended April 30, 2018, the Fund held no investments in other investment companies.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities as of April 30, 2018, please refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to 5.375% Series A Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$1,980,039	$481,511
Net long term capital gains	4,650,778	1,130,989

Total distributions paid	$6,630,817	$1,612,500

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at April 30, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$ 142,271,814	$ 20,430,945	$ (4,275,865)	$ 16,155,080

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended April 30, 2018, the Fund did not incur any income tax, interest, or penalties. As of April 30, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended April 30, 2018, the Fund paid $959 in brokerage commissions on security trades to G. research, LLC, an affiliate of the Adviser.

During the six months ended April 30, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $701.

Through October 31, 2017, the Adviser waived fees or reimbursed expenses of the Fund to the extent the total expenses of the Fund (excluding brokers costs, interest, taxes, acquired fund fees and expenses, expenses chargeable to capital, and extraordinary expenses) exceed 1.10% of the weekly average net assets of the Fund. This 1.10% expense cap expired on October 31, 2017.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended April 30, 2018, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended April 30, 2018, the Fund paid or accrued $33,513 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $8,500 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Lead Independent Trustee receives an annual fee of $1,000 and the Audit and Nominating Committee Chairmen each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund

During the six months ended April 30, 2018, the Fund engaged in a purchase transaction with a fund that has a common investment adviser. This purchase transaction complied with Rule 17a-7 under the Act and amounted to $108,981.

4. Portfolio Securities. Purchases and sales of securities during the six months ended April 30, 2018, other than short term securities and U.S. Government obligations, aggregated $36,443,513 and $35,914,134, respectively.

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended October 31, 2017, the Fund did not repurchase any shares.

Transactions in common shares of beneficial interest for the six months ended April 30, 2018 and the year ended October 31, 2017 were as follows:

	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	49,807	$1,080,809	70,300	$1,425,677
Net decrease from repurchase of common shares	(20,400)	(443,438)	—	—

Net increase from transactions in Fund shares.	29,407	$637,371	70,300	$1,425,677

The Fund has an effective shelf registration authorizing the offering of an additional $100 million of common or preferred shares. As of April 30, 2018, after considering the Series A offering, the Fund has approximately $70 million available for issuance under the current shelf registration.

On August 9, 2016, the Fund issued 1,200,000 shares of 5.375% Series A Cumulative Preferred Shares (“Series A Preferred”), receiving $28,834,426, after the deduction of offering expenses of $945,000 and underwriting fees of $220,574. The liquidation value of Series A Preferred is $25 per share. The Series A Preferred has an annual dividend rate of 5.375%. The Series A Preferred is noncallable before August 9, 2021. At April 30, 2018, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $156,771.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of Series A Preferred, par value $0.01. The Series A Preferred are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Series A Preferred generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Series A Preferred voting together as a single class also currently have the right to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Series A Preferred, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Series A Preferred, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Series A Preferred and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Change in Independent Registered Public Accounting Firm. On December 29, 2017, Tait, Weller & Baker LLP (“Tait”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. Tait’s reports on the Fund’s financial statements for the fiscal periods ended October 31, 2017 and October 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. During the Fund’s fiscal periods ended October 31, 2017 and October 31, 2016 and the subsequent interim period through December 29, 2017, (i) there were no disagreements with Tait on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait. During the Fund’s fiscal periods ended October 31, 2017 and October 31, 2016 and the subsequent interim period through December 29, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Bancroft Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 14, 2018 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2018 at the Greenwich Library in Greenwich, Connecticut. At the meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, Daniel D. Harding, and Nicolas W. Platt as Trustees of the Fund. A total of 4,672,699 votes, 5,303,375 votes, and 5,301,994 votes were cast in favor of these Trustees, and 847,330 votes, 216,655 votes, and 218,036 votes were withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, elected Kuni Nakamura as Trustee of the Fund. A total of 1,164,045 votes were cast in favor and 13,414 votes were withheld for this Trustee.

Kinchen C. Bizzell, Elizabeth C. Bogan, James P. Conn, Frank J. Fahrenkopf, Jr., Michael J. Melarkey, Jane D. O’Keeffe, and Anthonie C. van Ekris continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

BANCROFT FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Bancroft Fund Ltd. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the NYSE MKT, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Bancroft Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a BA from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XBCVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

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BANCROFT FUND LTD.

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Kinchen C. Bizzell

Managing Director,

CAVU Securities

Elizabeth C. Bogan

Senior Lecturer, Economics

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Daniel D. Harding

Managing General Director,

Global Equity Income Fund

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Jane D. O’Keeffe

Portfolio Manager,

Gabelli Funds, LLC

Nicolas W. Platt

Former Managing Director,

FTI Consulting Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International Inc.

OFFICERS

Jane D. O’Keeffe

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Bethany A. Uhlein

Assistant Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and

Trust Company

BCV Q2/2018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/2017 through 11/30/2017	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 5,249,900 Preferred Series A – 1,200,000
Month #2 12/01/2017 through 12/31/2017	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 5,299,707 Preferred Series A – 1,200,000
Month #3 01/01/2018 through 01/31/2018	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 5,299,707 Preferred Series A – 1,200,000
Month #4 02/01/2018 through 02/28/2018	Common – 3,000 Preferred Series A – N/A	Common – $21.54 Preferred Series A – N/A	Common – 3,000 Preferred Series A – N/A	Common – 5,299,707 - 3,000 = 5,296,707 Preferred Series A – 1,200,000
Month #5 03/01/2018 through 03/31/2018	Common – 15,501 Preferred Series A – N/A	Common – $21.89 Preferred Series A – N/A	Common – 15,501 Preferred Series A – N/A	Common – 5,296,707 - 15,501 = 5,281,206 Preferred Series A – 1,200,000
Month #6 04/01/2018 through 04/30/2018	Common – 1,899 Preferred Series A – N/A	Common – $20.90 Preferred Series A – N/A	Common – 1,899 Preferred Series A – N/A	Common – 5,281,206 - 1,899 = 5,279,307 Preferred Series A – 1,200,000
Total	Common – 20,400 Preferred Series A – N/A	Common – $21.68 Preferred Series A – N/A	Common – 20,400 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)  Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bancroft Fund Ltd.

By (Signature and Title)*	/s/ Jane D. O’Keefe
Jane D. O’Keeffe, Principal Executive Officer

Date	6/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jane D. O’Keefe
Jane D. O’Keeffe, Principal Executive Officer

Date	6/21/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	6/21/2018

*	Print the name and title of each signing officer under his or her signature.